WELLS FARGO STOCK FUNDS

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                                                                           Prospectus
Please read this Prospectus and keep it for future reference.  It is     Equity Index Fund
designed to provide you with important information and to help you       OTC Growth Fund
decide if a Fund's goals match your own.                                 Class O
These securities have not been approved or disapproved by the U.S.
Securities and Exchange Commission ("SEC"), nor has the SEC passed
upon the accuracy or adequacy of this Prospectus.   Any
representation to the contrary is a criminal offense.
Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo
Bank") or any of its affiliates.  Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance
Corporation ("FDIC") or any other governmental agency.  AN
INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS
OF PRINCIPAL.
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


TABLE OF CONTENTS

Overview                              Objectives and Principal
                                         Strategies
This section contains                 Summary of Important Risks
important summary                     Summary of Expenses
information about the                 Key Information
Funds.

The Funds
                                      Equity Index Fund
This section contains                 OTC Growth Fund
important information                 General Investment Risks
about the Funds..                     Organization and Management
                                         of the Funds

Your Investment
                                      Your Account
Turn to this section for How to Buy Shares information on how to How to Sell Shares open an account and how to buy, sell and exchange Fund shares.



Reference                             Additional Services and
                                         Other Information
Look here for                         Portfolio Managers
additional information                Glossary
and term definitions

Wells Fargo Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Equity Index Fund
Objective
Seeks to approximate the total rate of return of substantially all common stocks comprising the S&P 500 Index.

Principal Strategy
The Fund invests in common stocks to replicate the S&P 500 Index. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, the Fund attempts to achieve a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results.

OTC Growth Fund
Objective
Seeks long-term capital appreciation.

Principal Strategy
We invest in a portfolio of securities whose characteristics resemble those of the Nasdaq 100 Index. We select stocks from within and outside the Index using quantitative investment techniques that evaluate factors such as strong positive earnings estimate revisions over the prior three months, and stock price movement over the preceding twelve months, to attempt to outperform the Nasdaq 100 Index over time. We invest in companies that we consider to be leaders within their respective industries, that have the potential to maintain a competitive advantage through the introduction of innovative products and services, or that we believe otherwise represent the so-called "new economy." We normally invest in 70-85 common stocks selected based on our assessment of their potential to enhance portfolio performance. The Fund is non-diversified, which means that it may invest a significant portion of its portfolio in relatively few stocks.

Summary of Important Risks

   This section summarizes important risks for the Funds described in this Prospectus. Additional information about these and other risks is included in:

o the individual Fund Descriptions later in this Prospectus; o under the "General Investment Risks" section beginning on page 11; and o in the Fund's Statement of Additional Information.

   An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Fund.

   Common Risks for the Funds

   Equity Securities. The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue.

   Fund-Specific Risks

   Equity Index Fund
   We attempt to match as closely as possible the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index loses value, your investment will also lose value.

   OTC Growth Fund
   The Fund may invest a relatively high percentage of its assets in a limited number of issuers and is therefore considered to be non-diversified. The Fund invests a substantial portion of its assets in securities of technology companies, and is therefore considered to concentrate its investments in a single industry or group of industries. Technology company stocks are highly volatile, and many technology companies offer interrelated technology products and services, which can increase the volatility of these stocks and therefore the risks associated with investing in the technology sector. A portfolio that holds a high percentage of these securities has a higher degree of risk associated with it than more broadly invested equity funds. A non-diversified fund is more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests. The Fund invests in foreign companies (including investments made through American Depositary Receipts and similar instruments), which are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign companies is also subject to special risks associated with international investing, including currency, economic, political, regulatory, information and diplomatic risks.

   Performance History

   The information below shows you how the Equity Index Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one year and from inception are compared to the performance of an appropriate broad-based index. The OTC Growth Fund has been in operation for less than one calendar year, therefore no performance information is shown for this Fund.

   Please remember that past performance is no guarantee of future results.


   Equity Index Fund Class O Calendar Year Returns (%)*

                                   [BAR CHART]

             Best Qtr.: Q4 '98 - 21.00% Worst Qtr.: Q3 '90 - -13.80%

   *Performance shown is for the Class A shares and does not reflect sales charges applicable to those shares. If it did, performance would be lower. Sales charges are not applicable to the Class O shares. The Fund's year-to-date performance through June 30, 2000 was -0.86%.


   Average annual total return (%)/1/


                                       1 year          5 years        10 years
   Class A (Incept. 1/25/84)           13.21           25.82          16.35
   S&P 500 Index/2/                    21.04           28.56          18.21

/1/ Returns reflect applicable sales charge.
/2/ S&P 500 is a registered trademark of Standard and Poor's

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  Summary of Expenses

  These  tables  are  intended  to help you  understand  the  various  costs and expenses  you will pay as a  shareholder  in the  Fund.  These  tables  do not reflect  charges  that may be imposed in  connection  with an account  through which you hold Fund shares.
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---------------------------------------------- -------------------------- -------------------------


Shareholder Fees                                   Equity Index Fund          OTC Growth Fund
                                               -------------------------- -------------------------
                                                        Class O                   Class O
----------------------------------------------
                                               -------------------------- -------------------------
Maximum sales charge (load)
   imposed on purchases (as a percentage of
   offering price)                             None                       None
---------------------------------------------- -------------------------- -------------------------
Maximum deferred sales charge (load)
   (as a percentage of the lower of the Net    None                       None
  Asset Value ("NAV") at purchase or the NAV
  at redemption)
---------------------------------------------- -------------------------- -------------------------
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------------------------------- ----------------------- -----------------------

                                  Equity Index Fund        OTC Growth Fund
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                       Class O                 Class O
-------------------------------
                                ----------------------- -----------------------
Management Fee                          0.25%                   0.75%
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
Distribution (12b-1) Fee                0.00%                   0.00%
------------------------------- ----------------------- -----------------------
Other Expenses1                         0.50%                   0.83%
------------------------------- ----------------------- -----------------------
TOTAL ANNUAL FUND
   OPERATING
   EXPENSES                             0.75%                   1.58%
------------------------------- ----------------------- -----------------------
Fee Waivers2                            0.25%                   0.18%
------------------------------- ----------------------- -----------------------
NET EXPENSES                            0.50%                   1.40%
------------------------------- ----------------------- -----------------------

Example of Expenses
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and the fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

------------------- ---------------------------------- -------------------------

                            Equity Index Fund                   OTC Growth Fund
                    ---------------------------------- -------------------------
                    ---------------------------------- -------------------------
                                 Class O                            Class O
-------------------
                    ---------------------------------- -------------------------
1 YEAR                             $51                               $143
------------------- ---------------------------------- -------------------------
3 YEARS                           $215                               $481
------------------- ---------------------------------- -------------------------

Key Information

Important information you should look for as you decide to invest in a Fund:
The summary information on the previous pages is designed to provide you with an
overview  of  the  Funds.   The  sections  that  follow  provide  more  detailed
information about the investments and management of the Funds.

Investment Objective and Investment Strategies
The investment objectives of the Funds in this Prospectus are non-fundamental, that is, they can be changed by a vote of the Board of Trustees alone. The objectives and strategy descriptions for the Funds tell you: o what the Fund is trying to achieve; and o how we intend to invest your money; and o what makes a Fund different from the other Fund offered in this Prospectus.

Permitted Investments
A summary of the Fund's key permitted investments and practices.

Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

Equity Index Fund

Portfolio Managers:  David D. Sylvester; Laurie R. White

Investment Objective
The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the S&P 500 Index.

Investment Strategies
We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. The Fund attempts to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the net asset value of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We will regularly monitor the performance and composition of the S&P 500 Index, and adjust the Fund's portfolio as necessary in order to achieve at least 95% correlation.

Permitted Investments
Under normal market conditions, we invest:

o in a diversified portfolio of common stocks designed to replicate the holdings and weightings of the stocks listed on the S&P 500 Index;

o in stock index futures and options on stock indexes as a substitute for comparable position in the underlying securities; and

o in interest-rate futures contracts, options or interest rate swaps and index swaps.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of approximating the total rate of return of the S&P 500 Index.

Important Risk Factors
We attempt to match as closely as possible the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

You should consider the "Summary of Important Risks" section on page __, the "General Investment Risks" section beginning on page __, and the specific risks listed here. They are all important to your investment choice.

Financial Highlights

This table is intended to help you understand the Fund's  financial  performance for the past 5 years (or since inception,  if shorter).  Total returns represent the rate  that you  would  have  earned  (or  lost)  on  investment  in the Fund
(assuming  reinvestment  of all dividends and  distributions).  KPMG LLP audited this  information  which,  along  with their  report  and the  Fund's  financial statements, is available upon request in the Fund's annual report.
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                                                                                  Equity Index Fund
                                                                                  Class O
                                                                                  Year Ended 9/30/99

Net Asset Value, beginning of period                                               $78.00
-----------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                         0.44
Net realized and unrealized gain (loss) on investments                               0.29
                                                                                     ----
Total from investment operations Less Distributions:                                 0.73
-----------------------------------------------------------------------------------------
Dividends from net investment income                                                 0.00
Distributions form net realized gain                                                 0.00
Total from distributions                                                            (0.00)
------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $78.73
-----------------------------------------------------------------------------------------
Total return (not annualized)1                                                       0.94%
------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s)                                                    $0
Ratios to average net assets (annualized):
Ratio of expenses to average net assets                                              0.00%
Ratio of net investment income (loss) to average net assets                          1.39%
PORTFOLIO TURNOVER                                                                      6%
Ratio of expenses to average net assets prior to waived fees
and reimbursed expenses                                                              0.75%
Ratio of net investment income (loss) to average net assets
prior to waived fees and reimbursed expenses                                         0.64%


1  This Class of shares commenced operations on February 1, 1999.
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


OTC Growth Fund

Investment Adviser:        Wells Fargo Bank, N.A.

Investment Sub-Adviser:    Golden Capital Management

Investment Objective

The OTC Growth Fund seeks long-term capital appreciation.

Investment Strategies
We invest our assets in a portfolio of 70-85 common stocks whose industry sector mix and market capitalization range characteristics resemble those of the Nasdaq 100 Index and that we have selected based on their potential to outperform the Nasdaq 100 Index over the long term. While a majority of our assets will be invested in securities that are part of the Nasdaq 100 Index, the Fund does not attempt to replicate the composition of the Nasdaq 100 Index. We use quantitative investment techniques that evaluate factors such as three-month earnings estimate changes, twelve-month price momentum and the potential for meeting or exceeding analyst earnings estimates. We invest in companies that we consider to be leaders within their respective industries, that have the potential to maintain a competitive advantage through the introduction of innovative products and services, or that we believe otherwise represent the so-called "new economy." We invest primarily in the stocks of large, non-financial U.S. and non-U.S. companies across major industry groups we believe represent the new economy, including computer hardware, software, telecommunications, retail/wholesale trade and biotechnology.


Permitted Investments
Under normal market conditions, we invest:

o in a non-diversified portfolio of 70-85 common stocks whose industry sector mix and market capitalization range characteristics resemble those of the Nasdaq 100 Index;

o in stock index futures and options on stock indexes as a substitute for comparable positions in the underlying securities; and

o    in index swaps.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term capital appreciation.

Important Risk Factors
The Fund may invest a relatively high percentage of its assets in a limited number of issuers and is therefore considered to be non-diversified. A non-diversified fund is more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests.

We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks. The Fund invests in stock index futures and options on stock index futures, whose effectiveness to enhance portfolio performance depends on the extent price movements in the Fund's portfolio correlate with price movements of the stock index selected. Index swaps involve the exchange with another party of cash flows based on the performance of an index of securities. The risk of loss in these investments is generally limited to the net amount of payments that the Fund is contractually obligated to make.

There can be no assurance that our stock selection and investment strategy will be successful in outperforming the Nasdaq 100 Index. Our ability to outperform the Nasdaq 100 Index may also be affected by, among other things, transaction costs and shareholder purchases and redemptions.

General Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 4. Other risks of mutual fund investing include the following:

o Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC. o We cannot guarantee that we will meet our investment objectives.
o We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.
o Share prices -- and therefore the value of your investment -- will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.
o Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.
o An investment in a single Fund, by itself, does not constitute a complete investment plan.
o The Fund may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Concentration Risk -- The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

Counter-Party Risk -- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk -- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

General Investment Risks (Cont'd)

Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information   Risk--The  risk  that  information  about  a  security  is  either unavailable, incomplete or is inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk -- The risk that, because the proportion of a non-diversified fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"), greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security, and reduce a portfolio's return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.




General Investment Risks (Cont'd)

Investment Practice/Risk

The following table lists some of the additional investment practices of the Fund, including some not already discussed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for the Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

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                                                                       --- ---
                                                                         EquiOTCIGrowth
--------------------------------------------------- ------------------ --- ---
Investment Practice                                 Risk
--------------------------------------------------- ------------------
--------------------------------------------------- ------------------

--------------------------------------------------- ------------------
--------------------------------------------------- ------------------ --- ---
Borrowing Policies
The ability to borrow from banks for temporary      Leverage Risk      o   o
purposes to meet shareholder redemptions.
                                                                           ---
--------------------------------------------------- ------------------ ---
Floating and Variable Rate Debt
Instruments with interest rates that are adjusted   Interest Rate      o   o
either on a schedule or when an index or            and Credit Risk
benchmark changes.
--------------------------------------------------- ------------------ ---
--------------------------------------------------- ------------------ --- ---
Foreign Securities
Equity securities issued by a non-U.S. company in   Information,
the form of an American Depository Receipt or       Political,         o   o
similar investment.                                 Regulatory,
                                                    Diplomatic,
                                                    Liquidity and
                                                    Currency Risk
--------------------------------------------------- ------------------ --- ---

--------------------------------------------------- ------------------ --- ---
Forward Commitment, When-Issued and Delayed
Delivery Transactions
Securities bought or sold for delivery at a later   Interest Rate,     o   o
date or bought or sold for a fixed price at a       Leverage, Credit
fixed date.                                         and
                                                    Experience Risk
--------------------------------------------------- ------------------ --- ---




                                                                       --- ---
                                                                         EquiOTCIGrowth
--------------------------------------------------- ------------------ --- ---
Investment Practice                                 Risk

--------------------------------------------------- ------------------     ---
--------------------------------------------------- ------------------ ---
Illiquid Securities
A security that cannot be readily sold, or cannot   Liquidity Risk
be readily sold without negatively affecting its                       o   o
fair price.  Limited to 15% of total assets.
                                                                       --- ---
--------------------------------------------------- ------------------ --- ---
Loans of Portfolio Securities
The practice of loaning securities to brokers,      Credit,
dealers and financial institutions to increase      Counter-Party      o   o
return on those securities.  Loans may be made up   and Leverage Risk
to Investment Company Act of 1940 limits
(currently one-third of total assets including
the value of the collateral received).
                                                                       --- ---
--------------------------------------------------- ------------------ --- ---
Options
The right or obligation to receive or deliver a     Credit,
security or cash payment depending on the           Information        o   o
security's price or the performance of an index     and Liquidity
or benchmark.  Types of options used may            Risk
include:  options on securities, options on a
stock index, stock index futures and options on
stock index futures to protect liquidity and
portfolio value.
                                                                       --- ---
--------------------------------------------------- ------------------ --- ---
Other Mutual Funds
A pro rata portion of the other fund's expenses,    Market Risk
in addition to the expenses paid by the Fund,                          o   o
will be borne by Fund shareholders.
--------------------------------------------------- ------------------ --- ---
--------------------------------------------------- ------------------ --- ---
Privately Issued Securities
Securities that are not publicly traded but which   Credit and         o   o
may or may not be resold in accordance with Rule    Counter-Party
144A under the Securities Act of 1933.              Risk
--------------------------------------------------- ------------------ --- ---
Repurchase Agreements
A transaction in which the seller of a security     Liquidity Risk
agrees to buy back a security at an agreed upon                        o   o
time and price, usually with interest.

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. The Board of Trustees of the Trust supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. Except for the advisers, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


       ------------------------------------------------------------------------------------
                                       BOARD OF TRUSTEES
      ------------------------------------------------------------------------------------
                               Supervises the Fund's activities
      ------------------------------------------------------------------------------------

      ------------------------------------------ -----------------------------------------
                 INVESTMENT ADVISOR                             CUSTODIAN
      ------------------------------------------ -----------------------------------------
      Wells Fargo Bank, N.A.                     Wells Fargo Bank Minnesota, N.A.
      525 Market St., San Francisco, CA          6th Street & Marquette, Minneapolis, MN
      Manages the Funds' investment              Provides safekeeping for the Funds'
                                                 assets
      activities
      ------------------------------------------ -----------------------------------------

      ------------------------------------------------------------------------------------
                                    INVESTMENT SUB-ADVISORS
      ------------------------------------------------------------------------------------
        Wells Capital Management Incorporated           Golden Capital Management
          525 Market St., San Francisco, CA        10926 David Taylor Drive, Suite 180,
           Manages the Equity Index Fund's                    Charlotte, NC
                investment activities                 Manages the OTC Growth Fund's
                                                          investment activities



      ------------------------------------------ -----------------------------------------

      -------------------- ----------------------- ----------------------- ---------------

                                                                            SHAREHOLDER
                                                          TRANSFER           SERVICING
          DISTRIBUTOR          ADMINISTRATOR               AGENT               AGENTS
      -------------------- ----------------------- ----------------------- ---------------

      Stephens Inc.        Wells Fargo Bank, N.A.  Boston Financial Data   Various Agents
      111 Center St.       525 Market Street          Services, Inc.
      Little Rock, AR      San Francisco, CA       Two Heritage Drive
      Markets the Funds,   Manages the             Quincy, MA              Provide
      and distributes      Funds' business         Maintains records       services to
      Fund shares          activities              of shares and           customers
                                                   supervises the
                                                   paying of dividends
      -------------------- ----------------------- ----------------------- ---------------

      ------------------------------------------------------------------------------------
                          FINANCIAL SERVICES FIRMS AND SELLING AGENTS
      ------------------------------------------------------------------------------------
             Advise current and prospective shareholders on their Fund investments
      ------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------
                                         SHAREHOLDERS
      ------------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund paid in an annual basis for the services described.

The Investment Advisor
Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for the Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of May 31, 2000, Wells Fargo Bank and its affiliates provided advisory services for over $131 billion in assets.

The Sub-Advisors
Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, N.A., is the sub-advisor for the Equity Index Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. As of June 30, 2000, WCM provided advisory services for over $42 billion in assets.


Golden Capital Management, a division of Smith Asset Management Group, LP ("SAMG"), is the sub-advisor for the OTC Growth Fund. In this capacity, it is responsible for the day-to-day investment management activity of the Fund. As of May 31, 2000, SAMG managed or provided investment advice for assets aggregating in excess of $1.1 billion.

The Administrator
Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to the Funds, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan
We have a shareholder servicing plan for the Funds. Under this plan, we have engaged various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of each Fund.

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy and sell Fund shares once your account is open.

Pricing Fund Shares
o As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
o We determine the NAV of the Class O shares of each Fund each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of the class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further information.
o We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value its shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.
o Each Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

How to Buy Shares

You Can Buy Fund Shares
o Through a brokerage account established with an approved selling agent. o Through certain retirement, benefits and pension plans, or
o through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments
o    $1,000 minimum initial investment; and
o    $100 for all subsequent investments.

We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you invest.

How to Sell Shares

Please consult the specific disclosure statements for the account through which you have purchased Fund shares for additional information on selling Fund shares.

o We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.

o Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

Additional Services and Other Information

Automatic Programs
Automatic programs help you conveniently purchase and/or redeem shares each month, check with your selling agent for more information.

Dividend and Capital Gain Distributions
The Funds pays any dividend and capital gain distributions at least annually.

Your Fund may offer various distribution options. Please consult with your selling agent: Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

  Taxes
  The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect each Fund and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

  Dividends distributed from each Fund attributable to its income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

  We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

  Backup Withholding - The Trust may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

  Portfolio Managers

  Greg W. Golden, CFA

     Mr. Golden is President of Golden Capital Management, which he founded in March 1999. He directs the investment of institutional and individual assets in a variety of quantitatively driven equity styles. Mr. Golden serves a Lead Portfolio Manager for the OTC Growth Fund. Prior to founding his own firm, Mr. Golden served as Senior Vice President and Head of the Structured Products Group for TradeStreet Investment Associates, Inc., which is a wholly owned subsidiary of Bank of America Corporation, since 1995. There he was responsible for managing the core large cap and core small cap investment strategies. Mr. Golden has over 11 years of experience in the investment management industry. Mr. Golden received his BBA in Finance from Belmont University in Nashville, Tennessee in 1992, and his Chartered Financial Analyst designation in 1999. Mr. Golden is a member of the Association for Investment Management and Research, the North Carolina Society of Financial Analysts, Inc. and the Chicago Quantitative Alliance.



  Jeff C. Moser, CFA

     Mr. Moser co-manages the OTC Growth Fund and has been a portfolio manager specializing in quantitatively driven investment strategies with Golden Capital Management since its inception in March 1999. Prior to that time he served as a Senior Vice President and Senior Portfolio Manager of the Structured Products Group for TradeStreet Investment Associates, Inc., a wholly owned subsidiary of Bank of America Corporation, since 1995. Mr. Moser began his investment management career in 1983 as a portfolio manager focusing on disciplined equity products with the Bank of America. Mr. Moser is a Phi Beta Kappa graduate of Wake Forest University with a B.S. in Mathematics, and received the Chartered Financial Analyst designation in 1989. He is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts, Inc.


David D. Sylvester
Equity Index Fund since 1999
Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the Firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

Laurie R. White
Equity Index Fund since 1999
Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserves Asset Management at NIM (since
1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White received a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Annual and Semi-Annual Report
A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth
The increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

Capital Structure
Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Commercial Paper
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Debt Securities
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to follow such investment policies.


Glossary (Cont'd)

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

Illiquid Security
A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Liquidity
The ability to readily sell a security at a fair price.

Nationally Recognized Rating Organization ("NRRO")
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Shareholder Servicing Agent
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee
A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Nasdaq 100 Index
Index of the 100 largest companies listed on the Nasdaq Stock Market. The list is updated quarterly, and companies on this index are typically representative of technology-related industries such as computer hardware and software products, telecommunications, biotechnology, services and retail/wholesale trade.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number
Usually  the  social   security   number  for  an  individual  or  the  Employer
Identification Number for a corporation.

Glossary (Cont'd)

Total Return
The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

Turnover Ratio
The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:
Call 1-800-222-8222

Write to:
Wells Fargo Funds
PO Box 8266
Boston, MA  02266-8266; or

Visit the SEC's web site at
http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room, Washington, DC  20549-6009
Call:  1-800-SEC-0330 for details

Additional services questions can be answered by calling your specific product group at Wells Fargo Bank: Online Brokerage Services - 1-800-TRADERS (872-3377) Wells Fargo Checking and Savings: 1-800-869-3557 Next Stage IRA or Stagecoach
IRA: 1-800-237-8472 Portfolio Advisor - 1-877-689-7882





                          --------------------------------------------------
ICA Reg. No. 811-09253
NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE WFFT OP (7/00)
                          --------------------------------------------------

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                               Dated July 24, 2000

                                EQUITY INDEX FUND
                                 OTC GROWTH FUND

                                     Class O

         Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Equity Index Fund and the OTC Growth Fund in the Wells Fargo Funds Trust family of funds (the "Funds"). The OTC Growth Fund is considered to be non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The OTC Growth Fund offers Class O shares only, and this SAI relates to that class of shares.

         This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, also dated July 24, 2000. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.


                                TABLE OF CONTENTS

                                                                                                       Page

Historical Fund Information..........................................................................    1

Investment Policies..................................................................................    1

Additional Permitted Investment Activities and Associated Risks......................................     3

Management...........................................................................................    15

Performance Calculations.............................................................................    19

Determination of Net Asset Value.....................................................................    22

Additional Purchase and Redemption Information.......................................................    23

Portfolio Transactions...............................................................................    24

Fund Expenses........................................................................................    25

Federal Income Taxes.................................................................................    26

Capital Stock........................................................................................    31

Other................................................................................................    33

Counsel..............................................................................................    33

Independent Auditors.................................................................................    34


                           HISTORICAL FUND INFORMATION

         The Equity Index Fund commenced operations on November 8, 1999, as successor to the Equity Index Fund of Stagecoach. The predecessor Stagecoach Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's commencement of operations was January 25, 1984. During the period from April 28, 1996 to December 12, 1997, the Funds invested all of its assets in a Master Portfolio with a corresponding investment objective. Prior to December 12, 1997, the Equity Index Fund was known as the "Corporate Stock Fund."


         The OTC Growth Fund commenced operations on August 3, 2000.


                               INVESTMENT POLICIES

         Fundamental Investment Policies

         The Funds have adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(2) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(3) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of each Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with each Fund's investment program may be deemed to be an underwriting;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(6) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

The Equity Index Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in
(i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements, and provided further that the Equity Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.

As a fundamental policy, the OTC Growth Fund reserves the right to concentrate its investments in a single industry or industries, or in the securities of a single issuer.

         Non-Fundamental Investment Policies

   The Funds has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

(1) The Funds may invest in shares of other investment companies only to the extent permitted under Section 12(d)(1)(A) of the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(1) The Funds may not invest or hold more than 15% of each Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
     (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(2) The Funds may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of each Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

(3) The Funds may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of each Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(4) The Funds may not make investments for the purpose of exercising control or management, provided that this restriction does not limit each Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(5) The Funds may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(6) The Funds may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         General

         Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted its own investment policies, which may be more or less restrictive than those listed above, thereby allowing the Funds to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

         Set forth below are descriptions of certain investments and additional investment policies for the Funds. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by the Funds will be excluded in calculating total assets.

         Bank Obligations

         The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Funds may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Borrowing

         The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Funds maintains a segregated account.

         Commercial Paper

         The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments.

         Convertible Securities

         The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

         Custodial Receipts for Treasury Securities

         The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

         Derivative Securities: Futures and Options Contracts

         Futures and options contracts are types of "derivative securities," securities which derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, the Funds often invests in these securities as a "hedge" against fluctuations in the value of the other securities in that Fund's portfolio, although the Funds may also invest in certain derivative securities for investment purposes only.

         While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in each Fund's portfolio does not follow the Advisor's expectations. If the Advisor's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of each Fund's investments, but the Funds may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, the Funds cannot settle a future or option contract at the time the Advisor determines is optimal, the Funds may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of each Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

         The Advisor uses a variety of internal  risk  management  procedures to ensure that derivatives use is consistent with each Fund's investment objectives, does not expose the Funds to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

         The use of derivatives by the Funds also is subject to broadly applicable investment policies. For example, the Funds may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Funds use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

         Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of each Fund's investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of the Funds, the Funds may not receive a full refund of its margin.

         Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject the Funds to substantial losses. If it is not possible, or the Funds determines not to close a futures position in anticipation of adverse price movements, the Funds may be required to pay additional variation margin until the position is closed.

     The Funds may also purchase options on futures contracts. See "Options Trading" below.

         Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if the Funds owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by each Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Funds maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if the Funds holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

         The Funds may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the Advisor is incorrect in its forecast of market value or other factors when writing options, the Funds would be in a worse position than it would have been had if it had not written the option. If the Funds wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Funds must purchase an offsetting option if available, thereby incurring additional transactions costs.

         Below is a description of some of the types of options in which the Funds may invest.

         A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in each Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by the Funds of options on stock indexes will be subject to the Advisor's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When the Funds writes an option on a stock index, the Funds will place in a segregated account with each Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

         The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect the Funds against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where the Funds pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, the Funds risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

         Interest-rate and index swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Funds with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by the Funds with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. If the Funds enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Funds is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Funds may not receive net amount of payments that the Funds contractually is entitled to receive.

         Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for the Funds. Before entering into such transactions or making any such investment, the Funds would provide appropriate disclosure in its Prospectus or this SAI.

         Floating- and Variable-Rate Obligations

         The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Funds to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Funds, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

         There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, each Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and The Funds may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of The Funds, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

         The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

         Foreign Obligations and Securities

         The Funds may invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

         For temporary defensive purposes, Funds may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

         Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

         Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

         The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

         The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Funds will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

         Illiquid Securities

         The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Illiquid securities may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Funds.

         Loans of Portfolio Securities

         The Funds may lend portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Funds may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

   A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Funds. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Funds if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

         Money Market Instruments and Temporary Investments

         The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moodys or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by the Advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

         Letters  of  Credit.   Certain  of  the  debt  obligations   (including
certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Advisor, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

         Repurchase Agreements. The Funds may enter into repurchase agreements, wherein the seller of a security to the Funds agrees to repurchase that security from the Funds at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Funds. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Funds may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, each Fund's disposition of the security may be delayed or limited.

         The Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of each Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

         Other Investment Companies

         The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d)(1)(A) of the 1940 Act. Currently, under the 1940 Act, the Funds that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

         Closed-End Investment Companies

         The Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Funds to invest in certain markets. The Funds will invest in such companies when, in the Advisor's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

         Participation Interests

         The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives the Funds an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Funds with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Funds may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation interest.

         Privately Issued Securities

         The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Funds. Privately issued or Rule 144A securities that are determined by the investment Advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment Advisor, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Funds on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

         Reverse Repurchase Agreements

         The Funds may enter into reverse repurchase agreements (an agreement under which the Funds sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time the Funds enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

         Unrated Investments

         The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by the Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require a sale of such security by the Funds. To the extent the ratings given by Moodys or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moodys and S&P are more fully described in the SAI Appendix.

         U.S. Government Obligations

         The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         Warrants

         The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Funds may invest directly.

         Nationally Recognized Ratings Organizations

         The ratings of Moodys Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Advisor will consider such an event in determining whether the Funds involved should continue to hold the obligation.

                                   MANAGEMENT
         The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.




                                                                  Principal Occupations
Name, Age and Address                         Position            During Past 5 Years

*Robert C. Brown, 65                          Trustee             Director, Federal Farm Credit Banks Funding
5038 Kestral Parkway South                                        Corporation and Farm Credit System Financial
Sarasota, FL 34231                                                Assistance Corporation since February 1993.

Donald H. Burkhardt, 70                       Trustee             Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

Jack S. Euphrat, 77                           Trustee             Private Investor.
415 Walsh Road
Atherton, CA  94027

Thomas S. Goho, 56                            Trustee             Business Associate Professor, Wake Forest
321 Beechcliff Court                                              University, Calloway School of Business and
Winston-Salem, NC  27104                                          Accountancy since 1994.

Peter G. Gordon, 56                           Trustee             Chairman and Co-Founder of Crystal Geyser Water
Crystal Geyser Water Co.                                          Company and President of Crystal Geyser Roxane
55 Francisco Street, Suite 410                                    Water Company since 1977.
San Francisco, CA  94133

*W. Rodney Hughes, 72                         Trustee             Private Investor.
31 Dellwood Court
San Rafael, CA  94901

*Richard M. Leach, 63                         Trustee             President of Richard M. Leach Associates (a
P.O. Box 1888                                                     financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54                          Trustee             Private Investor/Real Estate Developer; Chairman
10 Legare Street                                                  of Vault Holdings, LLC.
Charleston, SC  29401

Timothy J. Penny, 45                          Trustee             Senior Counselor to the public relations firm of
500 North State Street                                            Himle-Horner since January 1995 and Senior Fellow
Waseca, MN 56093                                                  at the Humphrey Institute, Minneapolis, Minnesota
                                                                  (a public policy organization) since January 1995.

Donald C. Willeke, 59                        Trustee              Principal on the law firm of Willeke & Daniels.
201 Ridgewood Avenue
Minneapolis, MN 55403

Michael J. Hogan, 41                         President            Executive Vice President of Wells Fargo Bank, N.A.
                                                                  since July 1999.  Senior Vice President of Wells
                                                                  Fargo Bank, N.A. from April 1997 to May 1999.
                                                                  Vice President of American Express Financial
                                                                  Advisors from May 1996 to April 1997, and Director
                                                                  of American Express Financial Advisors from March
                                                                  1993 to May 1996.

Karla M. Rabusch, 41                         Treasurer            Senior Vice President of Wells Fargo Bank, N.A.,
                                                                  since May 2000.  Vice President of Wells Fargo
                                                                  Bank, N.A. from December 1997 to May 2000.  Prior
                                                                  thereto, Director of Managed Assets Investment
                                                                  Accounting of American Express Financial Advisors
                                                                  from May 1994 to November 1997.

C. David Messman, 40                         Secretary            Vice President and Senior Counsel of Wells Fargo
                                                                  Bank, N.A. since January 1996.  Prior thereto,
                                                                  Branch Chief, Division of Investment Management,
                                                                  U.S. Securities and Exchange Commission.

         Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of the Trust, and of each other trust in the Funds Complex.

         Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Funds Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Funds Complex.

         As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

         Investment Advisor. Subject to the general supervision of the Board, Wells Fargo Bank provides investment advisory services to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Trust's Board of Trustees periodic reports on the investment strategies and performance of The Funds.

         As compensation for its advisory services for the Funds, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.75% of each Fund's average daily net assets.

         Investment Sub-Advisors.
         -----------------------

         Wells Fargo Bank has engaged Wells Capital Management Incorporated ("WCM") as investment sub-advisor for the Funds. For providing sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.02% of the first $200 million of the Fund's average daily net assets on an annual basis, and 0.01% of assets over $200 million. These fees may be paid by Wells Fargo Bank or directly by the Funds. If the sub-advisory fee is paid directly by the Funds, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

         Wells Fargo Bank has engaged Golden Capital Management ("Golden"), a division of Smith Asset Management, to serve as investment sub-advisor to the OTC Growth Fund. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Wells Fargo Bank and the Trust, Golden makes recommendations regarding the investment and reinvestment of each Fund's assets. Golden is responsible for implementing and monitoring the performance of the proprietary investment models employed with respect to the Funds. Golden furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. Golden also furnishes such additional reports and information as Wells Fargo and the Trust's Board of Trustees and officers may reasonably request.

         As compensation for its sub-advisory services, Golden is entitled to receive a monthly fee equal to an annual rate of 0.25% of the first $250 million of each Fund's average daily net assets on an annual basis 0.23% of assets above $250 million to $500 million, and 0.20% of assets over $500 million. These fees may be paid by Wells Fargo Bank or directly by the Funds. If the sub-advisory fee is paid directly by the Funds, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

         Administrator. The Trust has retained Wells Fargo Bank as Administrator on behalf of the Funds. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Funds; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of up to 0.15% of each Fund's average daily net assets on an annual basis.


     Distributor. Stephens Inc. ("Stephens," the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds.

         Shareholder Servicing Agent. The Funds have approved a Servicing Plan and has entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Funds of 0.25% on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that the Funds shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

         General. The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

         The Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

         Custodian. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN"), located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for the Funds. The custodian, among other things, maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for the Funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of The Funds and pays all expenses of the Funds. For its services as custodian, Wells Fargo Bank MN is entitled to receive 0.02% of the average daily net assets of the Funds except the Gateway Funds.

         Fund Accountant. Forum Accounting Services, LLC ("Forum Accounting"), located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds. For its services as Fund Accountant, Forum Accounting is entitled to receive a monthly base fee of $5,000 and a fee equal to 0.0025% of the average annual daily net assets of the Funds and certain out of pocket expenses.

         Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis.

PERFORMANCE CALCULATIONS

         The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Funds or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of each Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for the Funds or Class of shares in the Funds may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of the Funds and the performance of a Class of shares in the Funds, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

         Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

         Average Annual Total Return: The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

         Cumulative Total Return: In addition to the above performance information, the Funds may also advertise the cumulative total return of the Funds. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Funds, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         From time to time and only to the extent the comparison is appropriate for the Funds or a Class of shares, the Trust may quote the performance or price-earning ratio of the Funds or Class in advertising and other types of literature as compared to the performance of the Nasdaq 100 Index, the S&P 500 Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The Nasdaq 100 Index, S&P 500 Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

         Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Funds: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Funds; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Funds or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Funds, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Funds invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate each Fund's historical performance or current or potential value with respect to the particular industry or sector.

         In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

         The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment advisor. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of March 31, 2000, Wells Fargo Bank and its affiliates managed over $168 billion in assets.

         The Trust also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

         The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


         The Trust also may disclose in sales literature the distribution rate on the shares of the Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

                        DETERMINATION OF NET ASSET VALUE

         Net asset value per share of each Fund is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including Advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each Fund's shares.

         Securities of the Funds for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. If the values reported on a foreign exchange are materially affected by events occurring after the close of the foreign exchange, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of the Funds, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.


         Foreign portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board of Trustees, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Funds and that each Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Funds; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds reserve the right to reject any purchase orders, and may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Funds as provided from time to time in the Prospectus.





                             PORTFOLIO TRANSACTIONS

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         In placing orders for portfolio securities of the Funds, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

         Wells Fargo Bank, as the Investment Advisor for the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Funds may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

         Portfolio Turnover. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of each Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                                          FUND EXPENSES

         From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on each Fund's performance.

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; Advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Funds; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of each Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Funds are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of the Funds, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.


                              FEDERAL INCOME TAXES

         The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of The Funds generally describes the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

         General. The Trust intends to continue to qualify The Funds as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of each Fund's shareholders. The Funds will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code
applicable  to  regulated   investment   companies  generally  will  be  applied
separately to The Funds, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for The Funds. As a regulated investment company, The Funds will not be taxed on its net investment income and capital gain distributed to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that The Funds derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Funds controls and which are determined to be engaged in the same or similar trades or businesses.

         The Funds must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

         Excise Tax. A 4% nondeductible excise tax will be imposed on the Funds (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Funds intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

   Taxation of Fund Investments. Except as provided herein, gains and losses on the sale of portfolio securities by the Funds will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Funds for more than one year at the time of disposition of the securities.

   Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by the Funds at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Funds held the debt obligation.

   If an option granted by the Funds lapses or is terminated through a closing transaction, such as a repurchase by the Funds of the option from its holder, the Funds will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Funds in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Funds pursuant to the exercise of a call option written by it, the Funds will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Funds pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

   The amount of any gain or loss realized by the Funds on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.
   Under Section 988 of the Code, the Funds generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

   Offsetting positions held by the Funds involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Funds were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Funds may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Funds may differ. Generally, to the extent the straddle rules apply to positions established by the Funds, losses realized by the Funds may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

   If the Funds enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Funds must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Funds enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

   If the Funds purchases shares in a "passive foreign investment company" ("PFIC"), the Funds may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or each Fund's disposition of its PFIC shares. If the Funds invests in a PFIC, the Funds intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Funds will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Funds will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Funds as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Funds will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

   Foreign Taxes. Income and dividends received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of each Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Funds will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Equity Fund and International Fund expect to qualify for the election. However, even if the Funds qualifies for the election, foreign taxes will only pass-through to the Funds shareholder if (i) the shareholder holds the Funds shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Funds, and (ii) with respect to foreign source dividends received by the Funds on shares giving rise to foreign tax, the Funds holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Funds becomes entitled to the dividend.

   An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

   Capital Gain Distributions. Distributions which are designated by the Funds as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed each Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Funds to its shareholders not later than 60 days after the close of each Fund's taxable year.

   Disposition of Fund Shares. A disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

   If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Funds or a different regulated investment company, the sales charge previously incurred in acquiring each Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Funds will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

   If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders. Under the Code, distributions attributable to net investment income, net short-term capital gain and certain other items realized by the Funds and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable).
Withholding will not apply if a distribution paid by the Funds to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

         New Regulations. On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

   Corporate Shareholders. Corporate shareholders of the Funds may be eligible for the dividends-received deduction on dividends distributed out of each Fund's income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by the Funds attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Funds shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Funds generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Funds becomes entitled to such dividend income.

   Tax-Deferred Plan. The shares of the Funds are available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and
   Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

   Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

   The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                  CAPITAL STOCK

         The Funds are two of the funds of the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

         Most of the Trust's Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in each Fund represents an equal, proportionate interest in that Fund with all other shares. Shareholders bear their pro rata portion of each Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, or shareholder servicing fees) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Funds have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in each Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Funds involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

         As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Funds, means the vote of the lesser of (i) 67% of the shares of such class the Funds represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Funds are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Funds. The term "majority," when referring to approvals to be obtained from shareholders of the Funds, means the vote of the lesser of (i) 67% of the shares of the Funds represented at a meeting if the holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Funds. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Set forth below as of July 24, 2000 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of the Funds or 5% or more of the voting securities of the Funds as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Funds as a whole.


                        5% OWNERSHIP AS OF JULY 24, 2000


                                                   Name and                           Type of           Percentage
            Fund                                   Address                           Ownership           of Class

Equity Index Fund              Stephens Inc.                                         Record             100%
     Class O                   111 Center Street, Suite 300
                               Little Rock, AR 72201

OTC Growth Fund                Stephens Inc.                                         Record             100%
     Class O                   111 Center Street, Suite 300
                               Little Rock, AR 72201


         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                      OTHER

         The Trust's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                                     COUNSEL

         Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.


                              INDEPENDENT AUDITORS

         KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.